UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 27, 2007


                            TALON INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     1-13669                   95-4654481
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


                 21900 BURBANK BLVD., SUITE 270
                   WOODLAND HILLS, CALIFORNIA                      91367
            (Address of Principal Executive Offices)             (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING.

         On November 27, 2007, we notified the American Stock Exchange (AMEX) of our intent to voluntarily withdraw the listing of our common stock, par value $0.001 per share, from trading on AMEX. We made this decision as a result of our failure to regain compliance with the AMEX minimum listing requirement that we maintain at least $4.0 million of stockholders' equity.

         On or around December 10, 2007, we will file with the Securities and Exchange Commission an application on Form 25, NOTIFICATION OF REMOVAL FROM LISTING AND/OR REGISTRATION UNDER SECTION 12(B) OF THE SECURITIES EXCHANGE ACT OF 1934, to withdraw our AMEX listing. Our shares of common stock will cease trading on AMEX 10 days after we file the Form 25. While we anticipate that our shares of common stock will be eligible for trading on the Over-the-Counter Bulletin Board system following the AMEX de-listing, no assurance can be made in this regard as such trading is dependent on the willingness of one or more brokers to make a market in our common stock. We will continue to file reports with the SEC as required by the Securities Exchange Act of 1934.

         We will announce the new trading symbol for OTCBB trading of our common stock as soon as we have secured appropriate brokers to make a market in our common stock and the trading symbol has been assigned.

         A press release announcing our decision to withdraw our common stock from trading on the AMEX is attached to this report as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Financial statements of business acquired - None

         b)       Pro forma financial information - None

         c)       Shell company transactions- None

         d)       Exhibits

                  99.1     Press Release, dated November 27, 2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TAG-IT PACIFIC, INC.

Date:    November 29, 2007               By: /S/ LONNIE D. SCHNELL
                                             -----------------------------------
                                             Lonnie D. Schnell
                                             Chief Financial Officer


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